UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2007

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30141	13-3861628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 609-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by LivePerson, Inc. (“LivePerson”) on October 9, 2007, to include the historical financial statements of the business acquired, Kasamba, Inc. (“Kasamba”), and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Kasamba and subsidiaries are filed as Exhibit 99.2 to this report and incorporated in their entirety into this Item 9.01(a) by reference:

•
unaudited consolidated balance sheet as of September 30, 2007 and audited consolidated balance sheet as of December 31, 2006, and unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006; and

•
audited consolidated balance sheets as of December 31, 2006 and 2005, and audited consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005.

(b) Pro Forma Financial Information.

The pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006 is furnished as Exhibit 99.3 to this report and incorporated in its entirety into this Item 9.01(b) by reference.

(d) Exhibits. The following documents are included as exhibits to this report:

2.1
Agreement and Plan of Merger, dated as of June 25, 2007, among LivePerson, Inc., Kato MergerCo, Inc., Kasamba, Inc., and Yoav Leibovich as Shareholders’ Representative (incorporated by reference from Exhibit 10.5 to the Quarterly Report on Form 10-Q/A filed by LivePerson on August 9, 2007).

23.1	Consent of Independent Auditors

99.1	Press release issued October 3, 2007 (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on October 9, 2007)

99.2
Financial Statements of Kasamba, Inc.:

Consolidated Balance Sheets as of September 30, 2007 (unaudited) and December 31, 2006 (audited)
Consolidated Statements of Operations for the nine months ended September 30, 2007 (unaudited) and 2006 (unaudited)
Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2007 (unaudited) and 2006 (unaudited)
Consolidated Statements of Cash Flows for the nine months ended September 30, 2007 (unaudited) and 2006 (unaudited)
Notes to Consolidated Financial Statements (unaudited)
Independent Auditors’ Report
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Operations for the years ended December 31, 2006 and 2005
Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2006 and 2005
Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005
Notes to Consolidated Financial Statements

99.3	Pro Forma Financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: December 19, 2007	By:	/s/ TIMOTHY E. BIXBY
Timothy E. Bixby
President and Chief Financial Officer

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated as of June 25, 2007, among LivePerson, Inc., Kato MergerCo, Inc., Kasamba, Inc., and Yoav Leibovich as Shareholders’ Representative (incorporated by reference from Exhibit 10.5 to the Quarterly Report on Form 10-Q/A filed by LivePerson on August 9, 2007).

23.1	Consent of Independent Auditors

99.1	Press release issued October 3, 2007 (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on October 9, 2007)

99.2
Financial Statements of Kasamba, Inc.:

Consolidated Balance Sheets as of September 30, 2007 (unaudited) and December 31, 2006 (audited)
Consolidated Statements of Operations for the nine months ended September 30, 2007 (unaudited) and 2006 (unaudited)
Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2007 (unaudited) and 2006 (unaudited)
Consolidated Statements of Cash Flows for the nine months ended September 30, 2007 (unaudited) and 2006 (unaudited)
Notes to Consolidated Financial Statements (unaudited)
Independent Auditors’ Report
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Operations for the years ended December 31, 2006 and 2005
Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2006 and 2005
Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005
Notes to Consolidated Financial Statements

99.3	Pro Forma Financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006